Provisions for liabilities	12 Months Ended
Dec. 31, 2022
Disclosure of other provisions [abstract]
Provisions for liabilities
24 Provisions for liabilities

	Restructuring of existing businesses £m	Employee-related benefits £m	Fox River £m	DOJ and OFAC investigations £m	Other provisions £m	Total £m
1 January 2022	179	41	62	—	571	853
Differences on exchange	9	2	—	—	15	26
Provided in respect of the year (*)	198	10	—	450	187	845
Transferred to liabilities associated with assets held for sale	(20)	—	—	—	(6)	(26)
Utilised during the year	(69)	(9)	(8)	—	(91)	(177)
31 December 2022	297	44	54	450	676	1,521
Analysed on the balance sheet as
– current	240	14	10	450	373	1,087
– non-current	57	30	44	—	303	434
	297	44	54	450	676	1,521

	Restructuring of existing businesses £m	Employee-related benefits £m	Fox River £m	Other provisions £m	Total £m
1 January 2021	241	38	70	636	985
Differences on exchange	(13)	(3)	—	(23)	(39)
Provided in respect of the year (*)	32	27	—	199	258
Utilised during the year	(81)	(21)	(8)	(241)	(351)
- in respect of MSA litigation (Texas, Minnesota, Mississippi)	—	—	—	(199)	(199)
- in respect of other	(81)	(21)	(8)	(42)	(152)
31 December 2021	179	41	62	571	853
Analysed on the balance sheet as
– current	123	14	8	316	461
– non-current	56	27	54	255	392
	179	41	62	571	853
Note:
*    Amounts provided above are shown net of reversals of unused provisions which include reversals of £35 million (2021: £20 million) for restructuring of existing businesses,
£10 million (2021: £1 million) for employee benefits and £225 million (2021: £147 million) for other provisions, of which £74 million (2021: £34 million) was reclassified to trade and other payables.
The restructuring provisions relate to the restructuring and integration costs incurred and are reported as adjusting items. The principal restructuring activities in 2022 and 2021 are as described in note 7 and primarily include the cost of employee packages and long-term social plans associated with redundancy programmes from previous years. Provisions associated with redundancy packages are determined based on termination packages offered in each country. The long-term social plans primarily relate to social plans in Germany, which span over several years and are based on actuarial calculations. These are discounted to present value using Central Bank rates. We do not consider the effect of discounting to be material. The provisions for long-term social plans include future payments related to contracts that are already fixed. Given that there is little or no variability expected in the timing and amount of the payments, no additional risk has been incorporated in the discounting. While some elements of the non-current provisions of £57 million will unwind over several years, as termination payments are made over extended periods in some countries, it is estimated that approximately 97% of these non-current provisions will unwind within five years.
Employee-related benefits mainly relate to employee benefits other than post-employment benefits. The principal components of these provisions are gratuity and termination awards, ‘jubilee’ payments due after a certain service period and expected payments associated with long-term disability. The majority of these provisions are calculated by actuaries. It is estimated that approximately 81% of the non-current provisions of £30 million will unwind within five years.
A provision of £274 million was made in 2011 for a potential claim under a 1998 settlement agreement entered into by a Group subsidiary in respect of the clean-up of sediment in the Fox River. On 30 September 2014, the Group, NCR, Appvion and Windward Prospects entered into a funding agreement; the details of this agreement are explained in note 31. This agreement led to payments of £1 million in 2022 (2021: £2 million). In addition, the Group incurred legal costs of £7 million (2021: £6 million), which were also charged against the provision. It is expected that the non-current provision will unwind within five years.
As discussed earlier (in note 6(h) Other Operating Expenses), the Group has been cooperating with investigations by the DOJ and OFAC into suspicions of breaches of sanctions. The Group is engaged in discussions with both agencies to find a resolution through settlement. A provision of £450 million has been recognised in 2022, however it cannot be excluded that the amount of any potential settlement with the DOJ and OFAC may vary from this amount.
Other provisions comprise balances set up in the ordinary course of general business that cannot be classified within the other categories, such as sales returns and onerous contracts, together with amounts in respect of supplier, excise and other disputes. The nature of the amounts provided in respect of disputes is such that the extent and timing of cash flows are difficult to estimate and the ultimate liability may vary from the amounts provided. Other provisions also include a provision for interest of £183 million in relation to the Franked Investment Income Group Litigation Order (FII GLO), as mentioned in notes 8(b) and 10(b). The provision is calculated based on the UK central bank base rate plus 2% and has been charged to net finance costs. As there is uncertainty over the potential timing of the utilisation, as explained in note 10(b), the provision has been reported as a non-current provision.
In 2020, the Group recognised a provision of US$272 million (£212 million) in relation to the ITG Brands, LLC MSA litigation agreements with the States of Texas, Minnesota and Mississippi which was utilised in 2021. Further details are provided in note 31.
On 1 March 2019, the Quebec Court of Appeal in Montreal upheld the Superior Court’s decision of May 2015 (reducing ITCAN’s share of the judgment due to a change in interest computation to a maximum of CAD$9.2 billion). The Court of Appeal also upheld the previously stated requirements for the defendants to deposit CAD$1.1 billion into an escrow account. The Board of Directors of ITCAN reassessed the recoverability of the litigation related deposit and, accordingly, the Group recognised a charge against the income statement of CAD$758 million (£436 million) in 2019, reflecting the amount of the judgment that is considered to be probable and estimable in line with IAS 37 Provisions, Contingent Liabilities and Contingent Assets. Consequently, the Group utilised the litigation related deposit which was shown as a receivable at 31 December 2018 (within trade and other receivables) against the current estimate of the liability and both the provision and litigation related deposit were reduced accordingly. Further details are provided in note 31.